Exhibit 10.13

AMENDMENT NO. 1 TO

SERIES B PREFERRED STOCK PURCHASE WARRANT

This Amendment No. 1 (this “Amendment”) to Series B Preferred Stock Purchase Warrant (the “Warrant”), issued to Leviston Resources LLC by Creek Road Miners, Inc. (f/k/a Wizard Brands, Inc.) (the “Company”) on March 26, 2021 and expiring on March 26, 2023, is effective as of July 16, 2021 (the “Amendment Effective Date”). Capitalized terms used herein and not defined have the meanings given them in the Warrant.

RECITALS

A. Pursuant to Section 6(l) of the Warrant, each party desires to execute and deliver this Amendment to reflect the matters set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Forced Exercise. Section 5 of the Warrant is amended in its entirety to read as follows:

“Forced Exercise. The Company can force exercise this Warrant upon five days advance written notice (during which period the Warrant will remain exercisable) if the VWAP exceeds $3.75 per share for twenty (20) consecutive Trading Days and the daily average trading volume of the Common Stock exceeds One Hundred Thousand Dollars ($100,000) in aggregate value for such period. Notwithstanding any other provision of this Warrant, the Warrant holder may not be forced to exercise this Warrant if such exercise would cause Warrant holder’s beneficial ownership (as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended) of the shares of Common Stock of the Company to exceed 4.9% of its total issued and outstanding voting shares.”

2. Miscellaneous. For the avoidance of doubt, references in the Warrant to the “Warrant” shall be deemed a reference to the Warrant as amended by this Amendment.

3. Counterparts. This Amendment may be executed in counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

4. No Other Amendments. Except as otherwise specifically amended in this Amendment, the Warrant shall remain in full force and effect.

[Signature Pages Follow.]

1

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

CREEK ROAD MINERS, INC.

By:
Name:	Scott Kaufman
Title:	Chief Executive Officer

LEVISTON RESOURCES LLC

By:
Name:	Roman Rogol
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Series 1 Warrant]